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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                                  March 9, 2006

                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)

             1-10655                                 23-1714256
     (Commission File Number)          (IRS Employer Identification Number)

                      County Line Industrial Park
                       Southampton, Pennsylvania            18966
               (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (215) 355-9100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the
    Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         NON-EMPLOYEE DIRECTOR OPTION GRANTS

         On February 28, 2006, the Compensation Committee of the Board of Directors approved the grant of the following number of options to purchase the Company's common stock at an exercise price of $5.12 per share, the closing price of the Company's common stock on February 28, 2006. The options were granted pursuant to the Company's 2005 Non-Employee Director Stock Option Plan and each of the recipients is a non-employee Director of the Company. The options will expire on February 28, 2016 and were immediately vested. A copy of the Company's current form of stock option agreement is included as Exhibit 10.1 of this Current Report on Form 8-K.

           NAME AND POSITION                                   SHARES
           -----------------                                   ------
           George K. Anderson, Director                        50,000
           Howard W. Kelley, Director                          25,000
           Alan Mark Gemmill, Director                          5,000

ITEM 8.01 OTHER EVENTS

         On March 9, 2006, the Company issued 12,338 shares of its common stock to Sonny Callahan pursuant to a Service Contract, dated as of October 24, 2005, by and between the Company and Sonny Callahan and Associates LLC, which was previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on January 26, 2006. The shares of common stock issued to Sonny Callahan were valued, in the aggregate, at $9,000 per month for the period beginning August 1, 2005 and ending February 28, 2006 and were calculated each month by averaging the closing prices of the Company's common stock as reported on the American Stock Exchange for the last five trading days of the preceding month.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits

               10.1  Form of Stock Option Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ENVIRONMENTAL TECTONICS CORPORATION
                                       Registrant


Date: March 13, 2006                   By: /s/ Duane D. Deaner
                                           --------------------------------
                                               Duane D. Deaner
                                               Chief Financial Officer

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                                  Exhibit Index

10.1     Form of Stock Option Agreement.